711 High Street               Principal Mutual             Life and Disability
Des Moines, Iowa 50392-0001   Life Insurance Company      Insurance Application


All references to "you" and "your" in this application means the
Proposed Insured.
________________________________________________________________________________
Personal     Proposed Insured's Name (First, Middle Initial, Last) Date of Birth
Information
 (Always     ___________________________________________________________________
complete     Address              City       County      State             Zip
this section)
             ___________________________________________________________________
             Sex   Social Security Number    Birthplace       Driver's License
         __ M __ F                       (State or Country)        Number
________________________________________________________________________________
Life      Annual Earned Income    Unearned Income   Occupation   Employer/
Only                                                             Address

________________________________________________________________________________
Life        Face Amount     Type             Plan           Unscheduled Premium,
Coverage                 (Term, Whole  (or Premium, if AL)     if applicable
Applied For               Life, etc.)

   _____________________________________________________________________________
             If joint life (Survivorship, First-To-Die) other lives to be covered

   _____________________________________________________________________________
   If Universal or Variable Life   __ Option 1 (Death Benefit = Face Amount)
   - Planned Premium               __ Option 2 (Death Benefit = Face Amount
                                      + Accum. Value)

_______________________________________________________________________________
Life         Rider 1      Amount, if applicable   If Child Term, or
Benefits/    ____________________________________ Spouse Term, or
Riders       Rider 2      Amount, if applicable   Payor Benefits
Applied For  ____________________________________ Then Submit Supplemental App.
             Rider 3      Amount, if applicable   _____________________________
             ____________________________________ If PAPA Rider:
             Rider 4      Amount, if applicable   Total Annual Premium $_______
             ____________________________________ (Dividends must be additions)
_______________________________________________________________________________
Beneficiary  Primary         Relationship to    Social Security Number
of Life                      Proposed Insured
Insurance    __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________
             Contingent          Relationship to         Social Security Number
                                 Proposed Insured

_______________________________________________________________________________
Proceeds          __ to be left at interest.
                     Beneficiary to have election and withdrawal rights.
                     Pay interest ______________ (frequency)
_______________________________________________________________________________
Life Owner   Name        Relationship to Proposed Insured    Taxpayer ID Number

(if other    __________________________________________________________________
than the     Address              City           County       State         ZIP

Proposed     __________________________________________________________________
Insured)     If Proposed Insured is under age 15, Ownership is
             __ Permanent __ Temporary __ Age 18 __ Age 21 __ Age 25
                             (at which time the Insured becomes Owner)
________________________________________________________________________________
Life         __ AL - Improve Policy    __ Purchase Additional Insurance
Dividend                     __ Paid in Cash
             __ AL - Loan Enhancement  __ Accumulate at Interest
                         __ *EPO - Return Cash Value
             __ AL - Reduce/Unscheduled   __ Reduce Premium
                    __ * EPO - Return of Premium
                          * Balance as Checked
_______________________________________________________________________________
Life       __ Annual        __ Semi-Annual
Method of  __ Quarterly     __ List Bill List existing reference number _______
Premium      __ Preauthorized Withdrawal (monthly)
Payment         List existing policy number(s)__________________________________
________________________________________________________________________________
Other Life   Company  Amount   Amount   ADB   Waiver of  Year of      Purpose
Insurance            In Force  Pending Amount  Premium   Issue  (Business or
                                                                Personal)? If
                                                                business, type
                                                                (Key Person,
                                                                Buy, Sell, etc.)

(list all     __________________________________________________________________
life
insurance in  __________________________________________________________________
force or
currently     __________________________________________________________________
being applied
for)          __________________________________________________________________

              Will this insurance replace any exisitng coverage? __ No __ Yes
              If "yes", enclose replacement forms.
              If "yes", company name(s) ________________________________________
              Policy number(s) _________________________________________________
              Will all pending coverage be accepted? __ No __ Yes  Explain
________________________________________________________________________________
Activities    1.  Have you, are you, or do you plan to:
                  *a.  be a member of any Armed Forces or Military Unit?
                       __ No  __ Yes
                  *b.  pilot any type of aircraft?
                       __ No  __ Yes
                  *c.  engage in scuba/skin diving, motor vehicle racing,
                       skydiving or any other hazardous sporting activity?
                       __ No  __ Yes
                  *d.  live or travel outside the United States?
                       __ No  __ Yes
              2.  In the last 5 years have you:
                  a.  been in a motor vehicle accident; been charged with
                       driving while intoxicated; had more than one moving traffic violation?
                       __ No  __ Yes
                  b.  used cocaine, marijuana, amphetamines, barbiturates
                      or other controlled substances?
                       __ No  __ Yes
                  c.  been arrested for other than traffic violations?
                       __ No  __ Yes
              3.  Have you ever had any life, health or disability insurance rated, ridered or declined?
                       __ No  __ Yes
               If "yes", give details, or *complete special statement:


________________________________________________________________________________
Personal      4.  a.  Full Name and Address of personal physician/health
History               care provider (if none, so indicate)
               _________________________________________________________________
                  b.  Date last seen  Reason and results  Doctor's Phone No.
               _________________________________________________________________
(always           c.  Height  Weight  Weight loss in the last year?  __No __ Yes
complete                              If "yes, number of pounds
this section)                         Reason for weight loss
               _________________________________________________________________
              5.  a.  Do you use tobacco or nicotine products?
                      __ Never  __ Current  __ Past - date last used ___________
                  b.  If current or past use, type/amount per day?
                      __ Cigarettes  _Pipe/Cigar  __ Chew  __ Patch/gum

              6.  a.  Do you drink alcohol?
                      __ Never  __ Current  __ Past - date last used/
                                                      reason quit ______________
                  b.  If current or past use, type/amount per week?
                      __ Beer/Wine  __ Other ___________________________________
              __________________________________________________________________
              7.  a.  Have you ever been advised to limit or discontinue the use of alcohol or drugs?  __ No __ Yes
                  b.  Have you sought or received treatment or counseling
                      because of alcohol or drug use?  __ No  __ Yes
                  c.  Have you participated in a support group or program
                      because of alcohol or drug use?  __ No  __ Yes

                  If "yes" give details:
              __________________________________________________________________
              8.  a.  Has any parent or sibling died before age 60?
                      __ No  __ Yes  If yes, age(s) at death ___________________
                  b.  Relationship(s) __________________________________________
                      cause(s) of death ________________________________________
________________________________________________________________________________
Medical       9.  Within the last 10 years have you had, been treated for or
History           diagnosed as having (check all that apply):
                  a.  __ high blood pressure  __ heart attack  __ chest pain
(always               __ any other disease or disorder of the heart or
complete                 circulatory system (specify) __________________________
this section )        __ None
                  b.  __ athsma  __ bronchitis  __ emphysema
                      __ any other disease or disorder of the lungs or
                         respitory system (specify) ___________________________
                      __ None
                  c.  __ seizure  __ stroke  __ headaches
                      __ any other disease or disorder of the brain or nervous
                         system (specify) ______________________________________
                  d.  __ irritable bowel syndrome __ hepatitis  __ colitis
                      __ ulcer  __ cirrhosis  __ gallbladder disorder
                      __ pancreas disorder
                      __ any other disease or disorder of the liver, stomach
                         or digestive tract (specify) __________________________
                      __ none

                   For each item checked (except "none" or "No"), list question number and give details, including (1) diagnosis,
                   (2) dates of first and last treatment; (3) types and results of treatment, and (4) doctor's full names and addresses:
              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

________________________________________________________________________________
711 High Street                 Principal Mutual          Insurance Application
Des Moines, Iowa 50392-0001   Life Insurance Company        and Authorization
________________________________________________________________________________
As part of our routine underwriting procedure, you may receive a phone call from the Home Office in Des Moines. The purpose of this call is to obtain personal and financial information needed to evaluate your insurability. Your answers will be kept strictly confidential. Do you prefer to be interviewed rather than another family member? __ Yes __ No May we call you at work? __ Yes __ No May we talk to your spouse? __ Yes __ No
________________________________________________________________________________
Home Phone (include area code)  Business Phone (include area code)
(    )                          (    )
Spouse's Business Phone (    )l
________________________________________________________________________________
Special Instructions
________________________________________________________________________________
Statement In Application: I represent that all statements in this application are true and complete and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the proposed insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations could mean denial during the contestable period of an otherwise valid claim.

When Insurance Effective: Except as may be provided by the Conditional Receipt, I understand and agree that the Company shall incur no liability: (1) unless a policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and (2) unless, at the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application and in any medical questionnaire or amendment that becomes a part of this application. If these conditions are met, the policy will then be deemed effective on the Policy Date stated in the policy.

Limitation of Authority: I understand and agree that no agent, broker or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and in any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

__  This  application  is COD or __ I have  paid  $_____  for  Life;  _____  for
Disability Insurance. If money was paid, I have been given the Conditional Receipt. In return I have read, understand, and agree to its terms.

Authorization: I authorize any doctor, hospital, clinic, health care provider, insurance (or reinsuring) company, consumer reporting agency, my insurance agent/broker, employer, family member, friend, neighbor, lawyer, accountant, roommate or business associate having personal information (including physical, mental, drug or alcohol use history) regarding me or any named dependent, to provide the Company, its representatives or reinsurers, any such data.

I authorize the Company to conduct a Personal Telephone Interview in connection with my application for insurance. I authorize the MIB, Inc. to furnish the above data to its reinsurers, to MIB, Inc., or as required by law or as provided in the Notice of Information Practices. Data released may include results of my medical examinations or tests requested by the Company. I understand that the data obtained by use of this Authorization will be used by the Company to determine eligibility for insurance. I have received a copy of the "Notice of
Insurance Information Practices", which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc. I agree that this authorization shall be valid for two years from the earlier of: (1) the date of this application, or (2) the date of my policy. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization shall be as valid as the original. I have received a copy of this authorization.

Taxpayer I.D. Certification: As owner of this contract, I certify under penalties of perjury: 1. The taxpayer identification number shown on this application is correct. 2. I am not subject to IRS backup withholding. Note:
Check this box __ if you are currently subject to backup withholding.

Proposed Insured Signatures
________________________________________________________________________________
Proposed Insured (if over age 9)    Spouse (if Spouse Term is being applied for)

________________________________________________________________________________
Parent (if Proposed Insured is under age 15         Payor (if Payor Benefits
 and Parent has not signed as Owner)                  are being applied for)


________________________________________________________________________________
Owner's Signature (If other than Proposed Insured)
Owner of Insurance  Title, if corporation (an officer other than the Proposed
                                           Insured must sign)
________________________________________________________________________________
Signed at     City       State     Date      Witness (Agent/Broker)
                                             Agent/Broker's License Number
________________________________________________________________________________
Cosignature by resident licensed                                      Date
Agent/Broker's, if applicable in your state       Agent/Broker's License Number

________________________________________________________________________________